   As filed with the Securities and Exchange Commission on October 18, 1999
                          Registration No. 333-66359

                          --------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      to
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     under
                          the Securities Act of 1933


    McKESSON HBOC, INC.                   Delaware                          94-3207296
(Exact name of Registrant       (State or other jurisdiction of          (I.R.S.  employer
as specified in its charter)     incorporation or organization)        identification number)

                                McKesson Plaza
                                One Post Street
                       San Francisco, California  94104
                                (415) 983-8300
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                               Ivan D. Meyerson
        Senior Vice President, General Counsel and Corporate Secretary
                              McKesson HBOC, Inc.
                        McKesson Plaza, One Post Street
                       San Francisco, California  94104
                                (415) 983-8300
          (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)
                             --------------------
                                   Copy to:
                                 Gregg A. Noel
                   Skadden, Arps, Slate, Meagher & Flom LLP
                      300 South Grand Avenue, Suite 3400
                        Los Angeles, California  90071
                                (213) 687-5000

       Approximate date of commencement of proposed sale to the public:
     From time to time after this registration statement becomes effective.

                             --------------------
     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities being offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         DEREGISTRATION OF SECURITIES

     The purpose of this Post-Effective Amendment No. 1 to this Registration Statement is to deregister all shares of common stock, par value $.01 per share of McKesson HBOC, Inc., a Delaware corporation (previously named McKesson Corporation) which have not been sold pursuant to this Registration Statement.

     The Securities and Exchange Commission declared this Registration Statement effective on November 20, 1998. This Registration Statement was filed in accordance with a registration rights agreement, dated as of June 22, 1998 (the "Registration Rights Agreement"), by and among McKesson HBOC, Inc. and the parties named therein. In the Registration Rights Agreement, McKesson HBOC, Inc. agreed to use its reasonable best efforts to keep the Registration
Statement effective for at least 120 days.   This Post-Effective Amendment No. 1
is being filed in accordance with McKesson HBOC, Inc.'s undertaking set forth in
Part II, Item 17(a)(3) of this Registration Statement.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  List of Exhibits.

Exhibit Number        Description
--------------        -----------
24.1*                 Power of Attorney, dated as of May 29, 1998.

24.2**                Power of Attorney, dated as of April 27, 1999.

24.3**                Power of Attorney, dated as of October 12, 1999.

________

*    Previously filed
**   Filed herewith

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on the 18th day of October, 1999.

                              McKesson HBOC, Inc.


                              By:   /s/ Ivan D. Meyerson
                                  ----------------------------------------------
                                  Name:  Ivan D. Meyerson
                                  Title: Senior Vice President, General
                                         Counsel and Corporate Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated.

            Signature                                 Title
            ---------                                 -----
               *                                 Co-President and
---------------------------------    Co-Chief Executive Officer and Director
       John H. Hammergren                  (principal executive officer)


               *                                 Co-President and
---------------------------------    Co-Chief Executive Officer and Director
        David L. Mahoney                   (principal executive officer)


               *                     Senior Vice President and Controller and
---------------------------------         Acting Chief Financial Officer
       Heidi E. Yodowitz            (principal financial and accounting officer)


               *
---------------------------------                    Director
      Alfred C. Eckert III


               *
---------------------------------                    Director
       Tully M. Friedman


               *
---------------------------------                    Director
        Alton F. Irby III

            Signature                                 Title
            ---------                                 -----

               *
---------------------------------                    Director
       M. Christine Jacobs


               *
---------------------------------                    Director
        Gerald E. Mayo


               *
---------------------------------                    Director
       Charles W. McCall


               *
---------------------------------                    Director
         James V. Napier


               *
---------------------------------                    Director
        David S. Pottruck


               *
---------------------------------                    Director
        Carl E. Reichardt


               *                            Chairman of the Board and
---------------------------------                    Director
        Alan Seelenfreund


               *
---------------------------------                    Director
          Jane E. Shaw


*By:   /s/ Ivan D. Meyerson
    -----------------------------
           Ivan D. Meyerson
           Attorney-in-fact

Dated: October 18, 1999

                                 EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------

24.2                    Power of Attorney, dated as of April 27, 1999

24.3                    Power of Attorney, dated as of October 12, 1999